Carrying values of vessels, vessels under construction and goodwill	12 Months Ended
Dec. 31, 2019
Impairment Of Assets [Abstract]
Carrying values of vessels, vessels under construction and goodwill
Carrying values of vessels, vessels under construction, right of use assets for vessels and goodwill
At each balance sheet date, we review the carrying amounts of our goodwill, vessels and related drydock costs and right of use assets for vessels to determine if there is any indication that these amounts have suffered an impairment loss. If such indication exists, the recoverable amount of the vessels and related drydock costs is estimated in order to determine the extent of the impairment loss (if any). Recoverable amount is the higher of fair value less costs to sell and value in use. As part of this evaluation, we consider certain indicators of potential impairment, such as market conditions including forecast time charter rates and values for second hand product tankers, discounted projected vessel operating cash flows and the Company’s overall business plans.
Goodwill arising from the September Closing has been allocated to the cash generating units within each of the respective operating segments that are expected to benefit from the synergies of the Merger (LR2s and LR1s). The carrying values of goodwill allocated to these segments were $8.9 million for the LR2 segment and $2.6 million for the LR1 segment. Goodwill is not amortized and is tested annually (or more frequently, if impairment indicators arise) by comparing the aggregate carrying amount of the cash generating units in each respective operating segment, plus the allocated goodwill, to their recoverable amounts. Recoverable amount is the higher of the fair value less cost to sell (determined by taking into consideration two independent broker valuations for each vessel within each segment) and value in use. In assessing value in use, the estimated future cash flows of the operating segment are discounted to their present value using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the operating segment for which the estimates of future cash flows have not been adjusted. This test was performed in connection with the assessment of the carrying amount of our vessels and related drydock costs below, and the test did not result in an impairment charge to goodwill at December 31, 2019.
At December 31, 2019, we reviewed the carrying amount of our vessels and right of use assets for vessels to determine whether there was an indication that these assets had suffered an impairment. First, we assess the fair value less the cost to sell our vessels taking into consideration vessel valuations from leading, independent and internationally recognized ship brokers. We then compare the fair value less selling costs to each vessel’s carrying value and, if the carrying value exceeds the vessel’s fair value less selling costs, an indicator of impairment exists. We also consider sustained weakness in the product tanker market as an impairment indicator. If we determined that impairment indicators exist, then we prepared a value in use calculation where we estimated each vessel’s future cash flows. These estimates were primarily based on (i) our best estimate of forecasted vessel revenue through a combination of the latest forecast, published time charter rates for the next three years and a 2.39% growth rate (which is based on published historical and forecast inflation rates) in freight rates in each period through the vessel's 15th year of useful life and by the growth in expenses thereafter, (ii) our best estimate of vessel operating expenses and drydock costs, which are based on our most recent forecasts for the next three years and a 2.39% growth rate in each period thereafter, and (iii) the evaluation of other inputs such as the vessel's remaining useful life, residual value and utilization rate. These cash flows were then discounted to their present value using a pre-tax discount rate of 7.41%. The results of these tests were as follows:
At December 31, 2019, our operating fleet consisted of 134 owned, finance leased or right of use vessels ("ROU vessels"). Ten ROU vessels were not required by the lessors to have valuations from independent brokers:

•	68 of our owned, finance leased or ROU vessels in our fleet had fair values less selling costs greater than their carrying amount. As such, there were no indicators of impairment for these vessels.

•
56 of our owned, finance leased or ROU vessels in our fleet had fair values less selling costs lower than their carrying amount and 10 of our ROU vessels did not have valuations from independent brokers. We prepared a value in use calculation for each of these vessels which resulted in no impairment being recognized.

At December 31, 2018, we owned or finance leased 109 vessels in our fleet:

•	34 of our owned or finance leased vessels in our fleet had fair values less selling costs greater than their carrying amount. As such, there were no indicators of impairment for these vessels.

•
75 of our owned or finance leased vessels in our fleet had fair values less selling costs lower than their carrying amount. We prepared a value in use calculation for each of these vessels which resulted in no impairment being recognized.

The impairment test that we conduct is most sensitive to variances in the discount rate and future time charter rates.

•
Based on the sensitivity analysis performed for December 31, 2019, a 1.0% increase in the discount rate would result in thirty Handymax, MR and LR2 vessels being impaired for an aggregate $44.1 million loss. Alternatively, a 5% decrease in forecasted time charter rates would result in thirty-four Handymax, MR and LR2 vessels being impaired for an aggregate $76.1 million loss.

•
Based on the sensitivity analysis performed for December 31, 2018, a 1.0% increase in the discount rate would result in one LR2 vessel being impaired for an aggregate $0.3 million loss. Alternatively, a 5% decrease in forecasted time charter rates would also result in two LR2 vessels being impaired for an aggregate $0.4 million loss.

Capitalized interest
In accordance with IAS 23 “Borrowing Costs,” applicable interest costs are capitalized during the period that ballast water treatment systems and scrubbers for our vessels are constructed and installed. For the years ended December 31, 2019 and 2018, we capitalized interest expense for the respective vessels of $2.8 million and $0.2 million, respectively. The capitalization rate used to determine the amount of borrowing costs eligible for capitalization was 6.3% and 5.7% for each of the years ended December 31, 2019 and 2018, respectively. We cease capitalizing interest when the vessels reach the location and condition necessary to operate in the manner intended by management.
A roll-forward of activity within vessels under construction is as follows:

In thousands of U.S. dollars
Balance as of January 1, 2018	$55,376
Installment payments and other capitalized expenses	25,452
Capitalized interest	157
Transferred to operating vessels and drydock	(80,985)
Balance as of December 31, 2018	$—

There were no vessels under construction during the year ended December 31, 2019.